EXHIBIT 99.2


                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of November 7, 2003, by and among SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), and the purchasers (the "Purchasers") set forth on the execution pages hereof (the "Execution Pages").

                                   WITNESSETH:

     A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

     B. Each Purchaser desires to purchase, severally and not jointly, subject to the terms and conditions stated in this Agreement, (i) shares of the Company's common stock, $0.01 par value (the "Common Stock"), in the respective denominations described on Exhibit A attached hereto (the "Schedule of Purchasers"), and (ii) warrants (in each of the forms attached hereto as Exhibit B-1 and Exhibit B-2, including any warrants issued in replacement thereof, the "Warrants"), to acquire shares of Common Stock in the respective denominations and types described on the Schedule of Purchasers. The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares."

     NOW, THEREFORE, the Company and each Purchaser hereby agree as follows:

1.   CERTAIN DEFINITIONS.
     -------------------

     For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

     "Affiliate" or "Affiliates" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person.

     "Business Day" shall mean any day on which the principal United States securities exchange or trading market on which the Common Stock is listed or traded is open for business.

     "Investment Amount" shall mean the dollar amount to be invested in the Company at the Closing pursuant to this Agreement by a Purchaser, as set forth on the Schedule of Purchasers. The aggregate Investment Amounts of all Purchasers shall be $1,500,000.

     "Lien" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction (other than restrictions imposed by applicable securities laws).

     "Material Adverse Effect" shall mean an event that (i) materially adversely affects the validity or enforceability of any Transaction Document, (ii) has a


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material adverse effect on the results of operations, assets, properties, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) has a material adverse effect upon the ability of the Company to perform its obligations under the Transaction Documents; provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock, or (ii) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its Subsidiaries taken as a whole.

     "Options" means any rights, warrants or options to subscribe for or purchase Common Stock.

     "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

     "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened.

     "Securities" shall mean the Shares, the Warrants and the Warrant Shares.

     "Shares" means the shares of Common Stock to be issued and sold by the Company and purchased by the Purchasers at the Closing.

     "Subsidiary" or "Subsidiaries," when used with respect to subsidiaries of the Company in Sections 3 or 4 of this Agreement, means or includes only a "Significant Subsidiary" as defined in Rule 405 of Regulation C under the Securities Act.

     "Transaction Documents" means this Agreement (and its Exhibits and Schedules) and the Warrants.

     "Transfer Agent" shall mean the Company's transfer agent (currently Continental Stock Transfer Company).

2.   PURCHASE AND SALE OF SHARES AND WARRANTS.
     ----------------------------------------

     a. Generally. Except as otherwise provided in this Section 2 and subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and
Section 7 below, each Purchaser shall purchase from the Company the number of Shares and Warrants determined as provided in this Section 2, and the Company shall issue and sell such number of Shares and Warrants to each Purchaser for such Purchaser's Investment Amount as provided below. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of the Securities to each of the Purchasers is a separate sale.


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     b.  Number of Closing Shares and Warrants; Form of Payment; Closing Date.

         (i) On the Closing Date (as defined below), the Company shall sell and each Purchaser shall buy (A) the number of Shares set forth on the Schedule of Purchasers for the purchase prices set forth on the Schedule of Purchasers, and
(B) Warrants exercisable for shares of Common Stock equal to the number of Shares set forth on the Schedules of Purchasers and in the respective forms set forth thereon. On the Closing Date, each Purchaser shall pay the Company an amount equal to such Purchaser's Investment Amount.

         (ii) On the Closing Date, each Purchaser shall pay its Investment Amount in immediately available funds by wire transfer to the Company, in accordance with the Company's written wiring instructions (provided, however, that BFSUS Special Opportunities Trust Plc shall have until the close of business on Tuesday, November 11, 2003 to pay its Investment Amount), against delivery to Kirkpatrick & Lockhart LLP of certificates representing the Shares (no later than the close of business on Tuesday, November 11, 2003) and duly executed Warrants being purchased by such Purchaser, and the Company shall deliver such Shares and Warrants against delivery of the such Purchaser's Investment Amount.

         (iii) Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the sale of the Shares and the Warrants pursuant to this Agreement (the "Closing") shall be 3:00 p.m. Dallas time on November 7, 2003 or such other date or time as the Purchasers and the Company may mutually agree ("Closing Date"). The Closing shall he held at the offices of Kirkpatrick & Lockhart LLP, 2828 North Harwood, Suite 1800, Dallas, Texas 75201 or at such other place as Purchasers and the Company may otherwise mutually agree.

3.   THE PURCHASER'S REPRESENTATIONS AND WARRANTIES.
     ----------------------------------------------

     Each Purchaser jointly and not severally represents and warrants to the Company as follows:

     a. Purchase for Own Account. The Purchaser is purchasing the Securities for the Purchaser's own account and not with a present view towards the distribution thereof. The Purchaser understands that the Purchaser must bear the economic risk of this investment, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available. Notwithstanding anything in this
Section 3(a) to the contrary, by making the foregoing representation, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws; provided, that in the case of any transfer of the Securities pursuant to an exemption, such transfer is made in accordance with the provisions of Section 3(e).

     b. Information. The Purchaser has been furnished all materials (excluding any material nonpublic information) relating to the business, finances and operations of the Company and its Subsidiaries and materials relating to the offer and sale of the Securities that have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company. The


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Purchaser acknowledges that the Company has made no representations and warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 hereof.

     c. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     d. Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and to purchase the Shares and the Warrants in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     e. Transfer or Resale. The Purchaser understands that (i) the Securities have not been registered under the Securities Act or any state securities laws, and except as provided in Section 5(h) hereof, the Securities are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder or sold pursuant to and in accordance with Rule 144 under the Securities Act, or (b) the Purchaser shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration.

     f. Legends. The Purchaser understands that the Shares, and until such time as the Warrants convert to Warrant Shares, the Warrants, may bear a restrictive legend in substantially the following form:

          NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. NOTWITHSTANDING THE



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          FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE
          OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

     Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act provided the Purchasers at the time any of the Purchasers request a removal of the legend on any certificate evidencing all or any portion of such Securities or to transfer any of the same (or a broker acting on such Purchaser's behalf) provides to the Company (or to the Transfer Agent on the Company's behalf) reasonable written assurances to the effect that any of the Shares or Warrant Shares, as the case may be, sold or to be sold by such Purchasers have been, or will be, sold in accordance with the plan of distribution set forth in the prospectus and in compliance with the prospectus delivery requirements under the Securities Act, or (ii) following any sale of such Securities pursuant to and in accordance with Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). Following the effective date of the Registration Statement (as defined in Section 5(h) hereof) or at such earlier time as a legend is no longer required for such Securities, the Company will no later than five (5) Business Days following the delivery by a Purchaser to the Company or the Transfer Agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this
Section 3(f).

     The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

     g. Investor Status. The Purchaser is an "accredited investor" within the meaning of Rule 501 Regulation D under the Securities Act. In the normal course of its business, it invests in or purchases securities similar to the Securities and it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Securities.

     h. Restricted Securities. The Purchaser understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws


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inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     ----------------------------------------------

     The Company represents and warrants to each Purchaser as follows:

     a. Organization and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized and existing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 4(a). Except as disclosed in Schedule 4(a), the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien, and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

     b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Warrants, to issue and sell the Shares and the Warrants in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants; (ii) the execution, delivery and performance of this Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the issuance of the Warrants and the reservation for issuance and issuance of the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its shareholders is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company and the other parties of the Warrants, all such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     c. Capitalization. The capitalization of the Company as of the date hereof is set forth on Schedule 4(c), including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock. All of such outstanding shares of the Company's capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as set forth on Schedule 4(c), no shares of capital stock of the Company (including the Shares and the Warrant Shares) or any of the Subsidiaries are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed in


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Schedule 4(c), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever to which the Company or any of its Subsidiaries is a party relating to the issuance by the Company or any of its Subsidiaries of securities or rights convertible into or exercisable or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or such Subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except pursuant to Section 5(h) hereof). Except as set forth on Schedule 4(c), there are no securities or instruments containing anti-dilution or similar provisions that may be triggered by the issuance of the Securities in accordance with the terms of this Agreement or the Warrants and the holders of the securities and instruments listed on such Schedule 4(c) have waived any rights they may have under such anti-dilution or similar provisions in connection with the issuance of the Securities in accordance with the terms of this Agreement or the Warrants. The Company has made available to each Purchaser true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("Articles of Incorporation"), the Company's By-laws as in effect on the date hereof (the "By-laws") and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, except for stock options granted under any benefit plan of the Company.

     d. Issuance of Shares. The Shares are duly authorized and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes and Liens (other than those imposed through acts or omissions of the Purchaser thereof) and will not be subject to preemptive rights or other similar rights of shareholders of the Company. The Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable and free from all taxes and Liens (other than those imposed through acts or omissions of the Purchaser thereof) and will not be subject to preemptive rights or other similar rights of shareholders of the Company.

     e. No Conflicts. Except as set forth in Schedule 4(e), the execution, delivery and performance of this Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares and the Warrant Shares and the issuance of the Warrants) will not (i) conflict with or result in a violation of the Articles of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including (assuming the accuracy of the representations and warranties of the Purchasers) the United States federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, By-laws and other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event


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giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act (and the rules promulgated thereunder) and any applicable state securities laws and assuming the accuracy of the representations and warranties of the Purchasers, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement (including without limitation the issuance and sale of the Shares and Warrants as provided hereby) or the Warrants (including without limitation the issuance of the Warrant Shares), in each case in accordance with the terms hereof or thereof.

     f.  SEC Documents; Financial Statements; Certain Arrangements.

         (i) Except as set forth on Schedule 4(f)(i), since October 1, 2002, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has made publicly available via the SEC's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under applicable law have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally


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accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, would not have a Material Adverse Effect.

         (ii) The Company does not have any "off-balance sheet arrangements." For purposes of the preceding sentence, "off-balance sheet arrangement" means with respect to any Person, any securitization transaction to which it is party and any other transaction, agreement or other contractual arrangement to which an entity unconsolidated with that Person is a party, under which it, whether or not a party to the arrangement, has, or in the future may have: (a) any obligation under a direct or indirect guarantee or similar arrangement; (b) a retained or contingent interest in assets transferred to an unconsolidated entity or similar arrangement; (c) derivatives to the extent that the fair value thereof is not fully reflected as a liability or asset in the financial statements; or (d) any obligation or liability, including a contingent obligation or liability that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Schedule 4(f)(ii) identifies all material outstanding guarantees, letters of credit, performance bonds, assurance bonds, surety agreements, indemnity agreements and any other legally binding forms of assurance or guaranty of or by the Company or its Subsidiaries in connection with the business of the Company.

     g. Absence of Certain Changes. Since the date of the latest audited financial statements included within the SEC Documents, except as specifically disclosed in the SEC Documents, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to generally accepted accounting principles or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option and stock purchase plans.

     h. Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its Subsidiaries, or any of their directors or officers in their capacities as such which would have a Material Adverse Effect.

     i. Intentionally Deleted.

     j. Intentionally Deleted.

     k. Intentionally Deleted.

     l. Insurance. Except as disclosed in the SEC Documents, the Company and its Subsidiaries maintain such insurance relating to their business, operations, assets, key-employees and officers and directors as is specifically described on
Schedule 4(l) hereto, and such insurance coverage will be continued in full


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force and effect to and including the Closing Date other than insurance coverage in respect of which the failure to continue in full force and effect would not reasonably be expected to have a Material Adverse Effect.

     m. No Brokers. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions.

     n. Tax Status. The Company and each of its Subsidiaries has made or filed all material federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company or the applicable Subsidiary has set aside on its books provisions adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns have been or is being audited by any taxing authority.

     o. No General Solicitation. Neither the Company nor to the knowledge of the Company any Person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Securities being offered hereby.

     p. Securities Laws. Neither the Company, nor any Affiliate of the Company, nor any Person acting on its behalf or on behalf of such Affiliate, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act. Assuming the truth and accuracy of the Purchasers' representations and warranties, the offer, sale and delivery of shares of Common Stock upon exercise of the Warrants will be exempt from the registration requirements of Section 5 of the Securities Act.

     q. Form SB-2 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form SB-2 under the Securities Act. The Company is not aware of any facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on an appropriate form with respect to the Securities.

     r. Disclosure. The SEC Documents and the Schedules and Exhibits to this Agreement, furnished by or on behalf of the Company or filed with the SEC are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in
Section 3.

     s. Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles consistently applied and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     t. Transactions With Affiliates and Employees. Except as set forth on
Schedule 4(t) or as disclosed in the SEC Documents, none of the officers of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner. Since October 1, 2002, the Company has not (i) extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company, or (ii) materially modified any term of any such extension or maintenance of credit.
Schedule 4(t) or the SEC Documents identify any loan or extension of credit maintained by the Company or any of its Subsidiaries to which the second sentence of Section 13(k)(1) of the Exchange Act applies.

5.   COVENANTS AND OTHER AGREEMENTS.
     ------------------------------

     a. Satisfaction of Conditions. The parties shall use their reasonable efforts to satisfy in a timely manner each of the conditions set forth in
Section 6 and Section 7 of this Agreement.

     b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before or promptly after the Closing Date, as required by applicable law, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser within twenty (20) days following the Closing Date.

     c. Reporting Status. So long as a Purchaser beneficially owns any Securities or has the right to acquire any Securities pursuant to this Agreement, the Company shall use all reasonable efforts to timely file all reports required to be filed with the SEC pursuant to the Exchange Act (or obtain extensions in respect thereof and file within the applicable grace period), and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination (except to the extent all Purchasers can freely resell the Securities under Rule 144(k) under the Securities Act).

     d. Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares and the Warrants for general corporate purposes and working capital, but in no event shall the Company use such net proceeds to repurchase any outstanding securities of the Company.

     e. Financial Information. The Company agrees to send to each Purchaser within ten (10) days after the filing with the SEC, to the extent not available through the SEC's EDGAR system, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy and information statements and any Current Reports on Form 8-K.

     f. Reservation of Shares. The Company has and shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the Shares as provided in
Section 2 hereof, and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required hereby and by the Warrants. The Company shall not reduce the number of shares of Common Stock reserved for issuance under this Agreement (except as a result of the issuance of the Shares hereunder) or the Warrants (except as a result of the issuance of the Warrant Shares upon the exercise of the Warrants), without the consent of the Purchasers.

     g. Listing. The Company will apply for the listing of the Shares and Warrant Shares, in each case, upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed or quoted and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares from time to time issuable hereunder and all Warrant Shares from time to time issuable upon exercise of the Warrants.

     h.  No Integrated Offerings; Registration; Penalty.

         (i) The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would cause this offering of Securities to be integrated with any other non-exempt offering of securities; provided, however, that within ninety (90) days after the Company's timely filing of its Annual Report on Form 10-K for Fiscal Year 2003 (the "2003 10-K"), the Company shall file a registration statement on Form S-3 (or, if Form S-3 is not then available, on such form of registration statement as is then available) under the Securities Act (the "Registration Statement") covering all of the Shares and the Warrant Shares, and the Company shall use its best efforts to cause the Registration Statement to be declared effective and to keep the Registration Statement continuously effective until all of the Shares and the Warrant Shares registered therein cease to be registrable securities. The securities shall cease to be registrable securities (a) when the Registration Statement shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to a registration statement, or

(b) such securities shall have been sold as permitted by Rule 144 under the Securities Act or the date on which the Registrable Securities may be sold pursuant to Rule 144(k), whichever is the first to occur.

         (ii) The Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder, shall also cover such number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Company agrees, if necessary, to supplement or amend the Registration Statement, as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the Securities Act, and the Company agrees to furnish to the holders of the Shares, the Warrants and the Warrant Shares copies of any such supplement or amendment prior to its being used.

         (iii) Failure to file the Registration Statement and use its best efforts to cause it to become effective in the manner and time frame required by this Section 5(h) will result in the issuance of additional Warrants to the Purchasers on the 90th day following the timely filing of the 2003 10-K to purchase 250,000 shares of Common Stock at $1.00 per share and the issuance of additional warrants to purchase 250,000 shares of Common Stock at $1.00 per share every subsequent 30 days until such Registration Statement is declared effective, and in the form attached hereto as Exhibit B-3 (the "Penalty Warrants"). For the purposes of this Agreement, the defined term "Warrant" shall be deemed to include the term "Penalty Warrants."

         (iv) The covenants of the Company described in this Section 5(h) may be assigned by any Purchaser to any Person to whom such Purchaser assigns or transfers any Securities, subject to the requirements of Section 8(g) hereof.

     i. Furnishing of Information. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. Until the earlier to occur of (i) the date two (2) years from the Closing Date or (ii) the date that all Purchasers cease to own Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

     j. Intentionally Deleted.

     k. Indemnification. If any Purchaser or any of its Affiliates or any officer, director, partner, controlling Person, employee or agent of a Purchaser or any of its Affiliates (a "Related Person") becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Documents, the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any losses incurred in connection therewith, as such expenses or losses are incurred, excluding only losses that result directly from such Purchaser's or Related Person's gross negligence or willful misconduct. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any losses incurred by the Company result from the negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions or any Purchaser's material misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement in any Transaction Document. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph.

6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
     ----------------------------------------------

     The obligation of the Company hereunder to issue and sell Shares and Warrants to a Purchaser at the Closing hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto; provided, however, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     a. Each Purchaser shall have executed the signature page to this Agreement and delivered the same to the Company.

     b. Each Purchaser shall have delivered to the Company such Purchaser's Investment Amount in accordance with Section 2(b) above.

     c. The representations and warranties of each Purchaser shall be true and correct in all material respects as of the Closing Date and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

7.   CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE SHARES AND WARRANTS.
     -------------------------------------------------------------------------

     The obligation of each Purchaser hereunder to purchase Shares and Warrants to be purchased by it hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided, however, that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

     a. The Company shall have executed the signature pages to this Agreement and delivered the same to the Purchaser.

     b. The Company shall have delivered to Kirkpatrick & Lockhart LLP duly executed certificates representing the number of Shares and duly executed Warrants as provided in Section 2(b) above.

     c. The Company shall have delivered duly executed Transfer Agent Instructions executed by the Company and delivered to and acknowledged in writing by the Transfer Agent in the form attached hereto as Exhibit C.

     d. The representations and warranties of the Company shall be true and correct in all material respects as of the Closing Date and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate, executed on behalf of the Company by its Chief Executive Officer or Chief Financial Officer, dated as of the Closing Date, to the foregoing effect and attaching true and correct copies of the resolutions adopted by the Company's Board of Directors authorizing the execution, delivery and performance by the Company of its obligations under this Agreement and the Warrants.

8.   GOVERNING LAW MISCELLANEOUS.
     ---------------------------

     a. Governing Law; Venue; Waiver Of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas. The Company and Purchasers hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in Dallas, Texas for the adjudication of any dispute brought by the Company or any Purchaser hereunder, in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding brought by the Company or any Purchaser, any claim that is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company and Purchasers hereby waive all rights to a trial by jury.

     b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

     c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     e. Entire Agreement; Amendments; Waiver. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and by the Purchasers. Any waiver by the Purchasers, on the one hand, or the Company, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of any one or more of the Purchasers, on the one hand, or the Company, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                           Simtek Corporation
                           4250 Buckingham Dr., Suite 100
                           Colorado Springs, CO 80907
                           Telephone:   (719) 531-9444
                           Telecopier:  (719) 531-9481
                           Attn:  Douglas M. Mitchell

                  With a copy to:

                           Holme Roberts & Owen LLP
                           1700 Lincoln Street, Suite 4100
                           Denver, Colorado 80203-4541
                           Telephone:   (303) 861-7000
                           Telecopier:  (303) 866-0200
                           Attn:  Garth B. Jensen, Esq.

If to the Purchaser, to the address set forth under the Purchaser's name on the Execution Page hereto executed by such Purchaser.

Each party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Purchasers to the Company, with a copy to Holme Roberts & Owen LLP, Attn.: Garth
B. Jensen, Esq., at the address specified above in this Section 8(f) and in the case of the Company to all of the Purchasers, with a copy to:

                           Kirkpatrick & Lockhart LLP
                           2828 North Harwood Street, Suite 1800
                           Dallas, Texas 75201
                           Telephone:   (214) 939-4900
                           Telecopier:  (214) 939-4949
                           Attention:  Norman R. Miller, Esq.

     g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to such "Purchaser." Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

     h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary and (in each case) may enforce the indemnity provisions directly against the parties with obligations thereunder.

     i. Survival. The representations and warranties of the parties shall survive the Closing for a period of one (1) year.

     j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     k. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the Warrants. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement or the Warrants.

     l. Determinations. All consents, approvals and other determinations to be made by the Purchasers pursuant to this Agreement and all waivers and amendments to or of any provisions in this Agreement to be binding upon a Purchaser shall be made by Purchasers that have invested more than fifty percent (50%) of the aggregate Investment Amounts invested by all Purchasers hereunder.

     m. Fees and Expenses. At the Closing, the Company shall pay to RENN Capital Group, Inc. its reasonable legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents. In lieu of the foregoing payment, RENN Capital Group, Inc. may retain such amount at the Closing or require the Company to pay such amount directly to Kirkpatrick & Lockhart LLP. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

     n. Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

     o. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     p. Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

     q. Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are joint and not several with the obligations of any other Purchaser. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

                                                     COMPANY:

                             Simtek Corporation,
                             a Colorado corporation


                             By: /s/Douglas M. Mitchell
                                 -----------------------------------------------
                                 Douglas M. Mitchell, President

                                   THE PURCHASERS:

                                   BFSUS SPECIAL OPPORTUNITIES TRUST PLC


                                   By:  /s/Russell Cleveland
                                        ----------------------------------------
                                        Russell Cleveland, Director


                                   Address for notices:
                                   c/o RENN Capital Group, Inc.
                                   8080 N. Central Expressway, Suite 210-LB59
                                   Dallas, TX 75206
                                   Telecopier:  (214) 891-8291

                                   RENAISSANCE US GROWTH & INVESTMENT TRUST PLC


                                   By: /s/Russell Cleveland
                                       -----------------------------------------
                                       Russell Cleveland, Director


                                   Address for notices:
                                   c/o RENN Capital Group, Inc.
                                   8080 N. Central Expressway, Suite 210-LB59
                                   Dallas, TX 75206
                                   Telecopier:  (214) 891-8291

                              RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                              By: Renaissance Capital Group, Inc.,
                                  Investment Adviser


                              By: /s/Russell Cleveland
                                  ----------------------------------------------
                                  Russell Cleveland
                                  President and CEO


                              Address for notices:
                              c/o RENN Capital Group, Inc.
                              8080 N. Central Expressway, Suite 210-LB59
                              Dallas, TX 75206
                              Telecopier:  (214) 891-8291

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS



 Investor                                               No. of Shares        Price Per Share      Investment Amount
 --------                                               -------------        ---------------      -----------------
BFSUS Special Opportunities Trust Plc                      550,661                $0.908             $500,000.188


Renaissance US Growth & Investment Trust Plc               550,661                $0.908             $500,000.188

Renaissance Capital Growth & Income Fund III, Inc.         550,661                $0.908             $500,000.188


                                                        No. of $1.25          No. of $1.50
                                                        -------------         ------------
 Investor                                                  Warrants              Warrants

BFSUS Special Opportunities Trust Plc                      125,000               125,000

Renaissance US Growth & Investment Trust Plc               125,000               125,000
Renaissance Capital Growth & Income Fund III, Inc.         125,000               125,000


                                   EXHIBIT B-1

                              FORM OF $1.25 WARRANT

VOID AFTER 5:00 P.M., COLORADO TIME,
ON NOVEMBER 7, 2008


NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.



Date: November 7, 2003

                               SIMTEK CORPORATION
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, _____________________________, or its registered assigns, is entitled to purchase from SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), _________________ fully paid and nonassessable shares of the Company's common stock, $0.01 par value (the "Common Stock"), at an exercise price per share (the "Exercise Price") of $1.25. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other Warrants of the Company issued pursuant to that certain Securities Purchase Agreement, dated as of November 7, 2003, by and among the Company and the other signatories thereto (the "Securities Purchase Agreement").





                                     B-1-1

     This Warrant is subject to the following terms, provisions and conditions:

     1. (a) Manner of Exercise; Issuance of Certificates. Subject to the provisions hereof, including, without limitation, the limitations contained in
Section 7 hereof, this Warrant may be exercised at any time during the Exercise Period by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company by 5 p.m. Colorado time on any Business Day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above or, if such day is not a Business Day, on the next succeeding Business Day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) Business Days, after this Warrant shall have been so exercised (the "Delivery Period"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         (b) Payment of Exercise Price. The holder shall pay the Exercise Price in immediately available funds; provided, however, if a registration statement has not become effective (as described in Section 5(h) of the Securities Purchase Agreement) and is not effective at the time holder exercises this Warrant, the holder hereof may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the holder hereof the number of Warrant Shares determined as follows:



                                     B-1-2

                    X = Y [(A-B)/A]
          where:
                    X = the number of Warrant Shares to be issued to the holder.

                    Y = the number of Warrant Shares with
                    respect to which this Warrant is
                    being exercised.

                    A = the average of the Closing Prices
                    for the five trading days immediately
                    prior to (but not including) the
                    Exercise Date.

                    B = the Exercise Price.

         For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the holder hereof, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

     2. Period of Exercise. Except as set forth in Section 7(h) below, this Warrant may be exercised at any time or from time to time (an "Exercise Date") during the period (the "Exercise Period") beginning on (a) the date hereof and ending (b) at 5:00 p.m., Colorado time, on the fifth annual anniversary of the date of original issuance hereof. Notwithstanding anything to the contrary herein, the Exercise Period shall be extended one (1) day for each day following the Effective Date that the holder hereof may not sell shares under the registration statement described in Section 5(h) of the Securities Purchase Agreement or pursuant to Rule 144 under the Securities Act if the holder effected a "cashless exercise" of this Warrant pursuant to Section 1(b), in each case only if and only to the extent such inability to sell is the result of the Company's breach of its registration obligations set forth in the Securities Purchase Agreement or obligations with respect to resales of Warrant Shares under Rule 144 of the Securities Act.

     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

         (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances (except 9for restrictions existing under applicable securities laws).

         (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the e9xercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 7(h) hereof).




                                     B-1-3

         (c) Listing. The Company has secured the listing of the shares of Common Stock issuable upon exercise of or otherwise pursuant to this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of or otherwise pursuant to this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of or otherwise pursuant to this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

         (d) Intentionally Deleted.

         (e) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

         (f) Blue Sky Laws. The Company shall, on or before (or, to the extent permitted by applicable law, after) the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant within twenty (20) days of such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

     4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrants, shall be subject to adjustment from time to time as provided in this Section 4.

         In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

         (a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.



                                     B-1-4

         (b) Intentionally Deleted.

         (c) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4 other than a Company Reduction as defined in Section 4(l), the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased or decreased to equal the quotient obtained by dividing (i) the product of (A) the Exercise Price in effect immediately prior to such adjustment, multiplied by (B) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, by (ii) the adjusted Exercise Price.

         (d) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to cause the provisions of this Section 4 thereafter to be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance of all or substantially all of its assets unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire. If a transaction constitutes or results in a Change of Control, then at the request of the holder hereof delivered before the 90th day after such transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the holder of this Warrant for a purchase price, payable in cash within five (5) Business Days after such request (or, if later, on the effective date of such transaction), equal to the Black-Scholes value of the remaining unexercised portion of this Warrant on the date of such request. For the purposes of this Section, "Change of Control" means the consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company that is initiated by a member of the Company's management (but not a Rule 13e-3 transaction initiated by the holder of this Warrant, any of its affiliates or any officers, directors or managers of such holder or its affiliates).

         (e) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (other than cash) (or rights to acquire its assets (other than cash)) to all holders of Common Stock as a partial liquidating dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time during the Exercise Period, then, upon exercise of



                                     B-1-5
this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, the holder of this Warrant shall be entitled to receive its pro-rata amount of such assets (or such rights) as would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

         (f) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price other than a Company Reduction as defined in Section 4(l), then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

         (g) Minimum Adjustment of the Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

         (h) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

         (i)  Other Notices. In case at any time:

              (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

              (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

              (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

              (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or



                                     B-1-6
for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least fifteen (15) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company may publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder of this Warrant.

         (j) Certain Events. If, at any time during the Exercise Period, any event occurs of the type contemplated by the adjustment provisions of this
Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(f) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

         (k)   Certain Definitions.

              (i) "Business Day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

              (ii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(d) hereof, the stock or other securities or property provided for in such Section.

              (iii) "Principal Market" means the Over-the-Counter Bulletin Board or, if the Common Stock is not traded on the Over-the-Counter Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

         (l) Adjustment of Exercise Price by the Company. To the extent permitted by applicable law, the Company at any time shall have the right to reduce the Exercise Price (a "Company Reduction") by any amount for any period of time; provided that the conditions of this Section 4(l) are satisfied. The Company may exercise its right to Company Reduction by delivering to each holder of the Warrants written notice (a "Company Reduction Notice") at least fifteen



                                     B-1-7

(15) Business Days prior to the first day of the Company Reduction Period (as defined below). The Company Reduction Notice shall state the reduced Exercise Price (the "Alternative Exercise Price") and the period (the "Company Reduction Period") during which the Alternative Exercise Price will be in effect, which Company Reduction Period must be at least fifteen (15) Business Days in duration. A Company Reduction Notice shall be irrevocable. The Exercise Price shall be adjusted upon the expiration of the Company Reduction Period to the Exercise Price that otherwise would then be in effect if the Company Reduction had not occurred. Notwithstanding anything to the contrary in this Section 4(l), the Alternative Exercise Price shall at no time be greater than the Exercise Price that otherwise would be in effect during such Company Reduction Period if such Company Reduction had not occurred.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7.  Transfer, Exchange, Redemption and Replacement of Warrant.

         (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable in whole or in part, at any one time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e) below; provided, however, that any transfer or assignment shall be subject to the conditions set forth herein and to the provisions of Sections 3(e) and 3(f) of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in
Section 8 hereof are assignable only in accordance with the provisions of
Section 5(h) of the Securities Purchase Agreement.

         (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.



                                     B-1-8

         (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

         (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided, that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

         (g) Intentionally Deleted.

         (h) Limitation on Number of Warrant Shares. Notwithstanding any provision hereof to the contrary, the Company shall not be obligated to issue any Warrant Shares upon exercise of the Warrants if the issuance of such shares would exceed that number of shares which the Company may issue upon exercise of the Warrants (the "Exchange Cap") without breaching the Company's obligations under the rules and regulations of the Principal Market, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Principal Market (or any successor rule or regulation) for issuances of Shares in excess of such amount. Until such approval is obtained, no purchaser of the Warrants pursuant to the Securities Purchase Agreement (the "Purchasers") shall be issued, upon



                                     B-1-9
exercise of the Warrants, Shares in an amount greater than the product of (i) the Exchange Cap amount then in effect multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate number of shares of Common Stock issued to all Purchases pursuant to the Securities Purchase Agreement (the "Cap Allocation Amount"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Warrants, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any holder of the Warrants shall convert and exercise, as the case may be, all of such holder's Warrants into a number of Shares which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of Shares actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Warrants on a pro rata basis in proportion to the number of Shares then issuable under the Warrants then held by each such holder. The restrictions contained in this Section 7(h) may not be amended without the consent of the holder of this Warrant and the holders of a majority of the Company's outstanding Common Stock (excluding the holder of this Warrant to the extent (and only to the extent) at the record date for determining stockholders entitled to vote thereon, such holder holds any of the Company's Common Stock purchased pursuant to the Securities Purchase Agreement or upon exercise of the any Warrants sold thereunder).

     8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) are entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in Section 5(h) of the Securities Purchase Agreement, including the right to assign such rights to certain assignees, as set forth therein.

     9. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:










                                  B-1-10

                           If to the Company:

                           Simtek Corporation
                           4250 Buckingham Dr., Suite 100
                           Colorado Springs, CO 80907
                           Telephone No.:  (719) 531-9444
                           Telecopier No.: (719) 531-9481
                           Attention: Douglas M. Mitchell, President

                           With a copy to:

                           Holme Roberts & Owen LLP
                           1700 Lincoln Street, Suite 4100
                           Denver, CO 80203-4100
                           Telephone No.:   (303) 861-7000
                           Telecopier No.:  (303) 866-0200
                           Attention:  Garth B. Jensen, Esq.

         If to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as such holder furnishes by notice given in accordance with this Section 9.

     10. Governing Law; Venue; Waiver Of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the State of Texas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of Dallas, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company hereby waives all rights to a trial by jury.

11.  Miscellaneous.

         (a) Amendments. Except as provided in Section 7(h) hereof, this Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.



















                                     B-1-11

         (b) Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         (d) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant.

         (e) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

         (f) In addition to any other rights available to a holder hereof, if the Company fails to deliver to the holder hereof a certificate representing Warrant Shares by the tenth Business Day after the date on which delivery of such certificate is required by this Warrant, and if after such fifth Business Day the holder hereof purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder hereof of the Warrant Shares that the holder hereof anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the holder hereof requests and in the discretion of the holder hereof, either (i) pay cash to the holder hereof in an amount equal to the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the holder hereof a certificate or certificates representing such Common Stock and pay cash to the holder hereof in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate. Notwithstanding anything to the contrary, this Section



                                     B-1-12

11(f) shall not apply if the Company fails to timely perform due to the Transfer Agent's failure to timely deliver the certificates or otherwise effect the issuance in accordance with the instructions from the Company.

         (g) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder hereof to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder hereof or any other Person of any obligation to the Company or any violation or alleged violation of law by the holder hereof or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the holder hereof in connection with the issuance of Warrant Shares. Nothing herein shall limit a right of the holder hereof to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.


         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




























                                     B-1-13

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                               SIMTEK CORPORATION


                               By:
                                    --------------------------------------------
                               Name:
                                      ------------------------------------------
                               Title:
                                      ------------------------------------------






























                                     B-1-14

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the holder in order to Exercise the Warrant)

         To:      Simtek Corporation
                  4250 Buckingham Dr., Suite 100
                  Colorado Springs, CO 80907
                  Telephone No.: (719) 531-9444
                  Telecopier No.: (719) 531-9481
                  Attention: Douglas M. Mitchell, President


The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock, $.01 par vale per share, of SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), and tenders herewith payment of the Exercise Price in full, in the amount of $_____________, in cash, by certified bank check or by wire transfer of immediately available funds for the account of the Company or exercises this Warrant pursuant to the "cashless exercise" provisions thereof; and

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC Transfer").

     In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

     The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:
        ----------------       -------------------------------------------------
                               Signature of Holder


                               -------------------------------------------------
                               Name of Holder (Print)
                               Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:

Name of Assignee                   Address                          No of Shares
----------------                   -------                          ------------






and hereby irrevocably constitutes and appoints ________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____

In the presence of

-----------------------------------

                             Name: ____________________________


                                   Signature: _______________________
                                   Title of Signing Officer or Agent (if any):

                                   Address:
                                           -------------------------------------

                                           -------------------------------------


                                   Note: The above signature should correspond exactly with the name on the face of the within Warrant.

                                   EXHIBIT B-2

                              FORM OF $1.50 WARRANT

VOID AFTER 5:00 P.M., COLORADO TIME,
ON NOVEMBER 7, 2008



NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION requirements of those laws. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.



Date: November 7, 2003

                               SIMTEK CORPORATION
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, _________________________________, or its registered assigns, is entitled to purchase from SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), _________________ fully paid and nonassessable shares of the Company's common stock, $0.01 par value (the "Common Stock"), at an exercise price per share (the "Exercise Price") of $1.50. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other Warrants of the Company issued pursuant to that certain Securities Purchase Agreement, dated as of November 7, 2003, by and among the Company and the other signatories thereto (the "Securities Purchase Agreement").





                                     B-2-1

     This Warrant is subject to the following terms, provisions and conditions:

     1. (a) Manner of Exercise; Issuance of Certificates. Subject to the provisions hereof, including, without limitation, the limitations contained in
Section 7 hereof, this Warrant may be exercised at any time during the Exercise Period by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company by 5 p.m. Colorado time on any Business Day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above or, if such day is not a Business Day, on the next succeeding Business Day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) Business Days, after this Warrant shall have been so exercised (the "Delivery Period"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     (b) Payment of Exercise Price. The holder shall pay the Exercise Price in immediately available funds; provided, however, if a registration statement has not become effective (as described in Section 5(h) of the Securities Purchase Agreement) and is not effective at the time holder exercises this Warrant, the holder hereof may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the holder hereof the number of Warrant Shares determined as follows:

                    X = Y [(A-B)/A]
     where:
                    X = the number of Warrant Shares to be issued to the holder.

                    Y = the number of Warrant Shares with
                    respect to which this Warrant is
                    being exercised.

                    A = the average of the Closing Prices
                    for the five trading days immediately
                    prior to (but not including) the
                    Exercise Date.

                    B = the Exercise Price.

     For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the holder hereof, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

     2. Period of Exercise. Except as set forth in Section 7(h) below, this Warrant may be exercised at any time or from time to time (an "Exercise Date") during the period (the "Exercise Period") beginning on (a) the date hereof and ending (b) at 5:00 p.m., Colorado time, on the fifth annual anniversary of the date of original issuance hereof. Notwithstanding anything to the contrary herein, the Exercise Period shall be extended one (1) day for each day following the Effective Date that the holder hereof may not sell shares under the registration statement described in Section 5(h) of the Securities Purchase Agreement or pursuant to Rule 144 under the Securities Act if the holder effected a "cashless exercise" of this Warrant pursuant to Section 1(b), in each case only if and only to the extent such inability to sell is the result of the Company's breach of its registration obligations set forth in the Securities Purchase Agreement or obligations with respect to resales of Warrant Shares under Rule 144 of the Securities Act.

     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

         (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances (except for restrictions existing under applicable securities laws).

         (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 7(h) hereof).

         (c) Listing. The Company has secured the listing of the shares of Common Stock issuable upon exercise of or otherwise pursuant to this Warrant



                                     B-2-3
upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of or otherwise pursuant to this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of or otherwise pursuant to this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

         (d) Intentionally Deleted.

         (e) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

         (f) Blue Sky Laws. The Company shall, on or before (or, to the extent permitted by applicable law, after) the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant within twenty (20) days of such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

     4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrants, shall be subject to adjustment from time to time as provided in this Section 4.

     In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

         (a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

         (b) Intentionally Deleted.


                                     B-2-4

         (c) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4 other than a Company Reduction as defined in Section 4(l), the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased or decreased to equal the quotient obtained by dividing (i) the product of (A) the Exercise Price in effect immediately prior to such adjustment, multiplied by (B) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, by (ii) the adjusted Exercise Price.

         (d) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance of all or substantially all of its assets, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to cause the provisions of this Section 4 thereafter to be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire. If a transaction constitutes or results in a Change of Control, then at the request of the holder hereof delivered before the 90th day after such transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the holder of this Warrant for a purchase price, payable in cash within five (5) Business Days after such request (or, if later, on the effective date of such transaction), equal to the Black-Scholes value of the remaining unexercised portion of this Warrant on the date of such request. For the purposes of this Section, "Change of Control" means the consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company that is initiated by a member of the Company's management (but not a Rule 13e-3 transaction initiated by the holder of this Warrant, any of its affiliates or any officers, directors or managers of such holder or its affiliates).

         (e) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (other than cash) (or rights to acquire its assets (other than cash)) to all holders of Common Stock as a partial liquidating dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time during the Exercise Period, then, upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, the holder of this Warrant shall be entitled to receive its pro-rata amount of such assets (or such rights) as would have been payable to



                                     B-2-5
the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

         (f) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price other than a Company Reduction as defined in Section 4(l), then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

         (g) Minimum Adjustment of the Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

         (h) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

         (i)  Other Notices. In case at any time:

              (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

              (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

              (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

              (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate



                                     B-2-6
thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least fifteen (15) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company may publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder of this Warrant.

         (j) Certain Events. If, at any time during the Exercise Period, any event occurs of the type contemplated by the adjustment provisions of this
Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(f) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

         (k)  Certain Definitions.

              (i) "Business Day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

              (ii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(d) hereof, the stock or other securities or property provided for in such Section.

              (iii) "Principal Market" means the Over-the-Counter Bulletin Board or, if the Common Stock is not traded on the Over-the-Counter Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

         (l) Adjustment of Exercise Price by the Company. To the extent permitted by applicable law, the Company at any time shall have the right to reduce the Exercise Price (a "Company Reduction") by any amount for any period of time; provided that the conditions of this Section 4(l) are satisfied. The Company may exercise its right to Company Reduction by delivering to each holder of the Warrants written notice (a "Company Reduction Notice") at least fifteen
(15) Business Days prior to the first day of the Company Reduction Period (as defined below). The Company Reduction Notice shall state the reduced Exercise Price (the "Alternative Exercise Price") and the period (the "Company Reduction Period") during which the Alternative Exercise Price will be in effect, which Company Reduction Period must be at least fifteen (15) Business Days in



                                     B-2-7
duration. A Company Reduction Notice shall be irrevocable. The Exercise Price shall be adjusted upon the expiration of the Company Reduction Period to the Exercise Price that otherwise would then be in effect if the Company Reduction had not occurred. Notwithstanding anything to the contrary in this Section 4(l), the Alternative Exercise Price shall at no time be greater than the Exercise Price that otherwise would be in effect during such Company Reduction Period if such Company Reduction had not occurred.

     5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

     6. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7.  Transfer, Exchange, Redemption and Replacement of Warrant.

         (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable in whole or in part, at any one time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e) below; provided, however, that any transfer or assignment shall be subject to the conditions set forth herein and to the provisions of Sections 3(e) and 3(f) of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in
Section 8 hereof are assignable only in accordance with the provisions of
Section 5(h) of the Securities Purchase Agreement.

         (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

         (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to



                                     B-2-8
the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

         (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided, that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

         (g) Intentionally Deleted.

         (h) Limitation on Number of Warrant Shares. Notwithstanding any provision hereof to the contrary, the Company shall not be obligated to issue any Warrant Shares upon exercise of the Warrants if the issuance of such shares would exceed that number of shares which the Company may issue upon exercise of the Warrants (the "Exchange Cap") without breaching the Company's obligations under the rules and regulations of the Principal Market, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Principal Market (or any successor rule or regulation) for issuances of Shares in excess of such amount. Until such approval is obtained, no purchaser of the Warrants pursuant to the Securities Purchase Agreement (the "Purchasers") shall be issued, upon exercise of the Warrants, Shares in an amount greater than the product of (i) the Exchange Cap amount then in effect multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of



                                     B-2-9
which is the aggregate number of shares of Common Stock issued to all Purchases pursuant to the Securities Purchase Agreement (the "Cap Allocation Amount"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Warrants, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any holder of the Warrants shall convert and exercise, as the case may be, all of such holder's Warrants into a number of Shares which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of Shares actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Warrants on a pro rata basis in proportion to the number of Shares then issuable under the Warrants then held by each such holder. The restrictions contained in this Section 7(h) may not be amended without the consent of the holder of this Warrant and the holders of a majority of the Company's outstanding Common Stock (excluding the holder of this Warrant to the extent (and only to the extent) at the record date for determining stockholders entitled to vote thereon, such holder holds any of the Company's Common Stock purchased pursuant to the Securities Purchase Agreement or upon exercise of the any Warrants sold thereunder).

     8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) are entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in Section 5(h) of the Securities Purchase Agreement, including the right to assign such rights to certain assignees, as set forth therein.

     9. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                 If to the Company:

                 Simtek Corporation
                 4250 Buckingham Dr., Suite 100
                 Colorado Springs, CO 80907
                 Telephone No.:  (719) 531-9444
                 Telecopier No.: (719) 531-9481
                 Attention: Douglas M. Mitchell, President

                 With a copy to:

                 Holme Roberts & Owen LLP
                 1700 Lincoln Street, Suite 4100
                 Denver, CO 80203-4100
                 Telephone No.:   (303) 861-7000
                 Telecopier No.:  (303) 866-0200
                 Attention:  Garth B. Jensen, Esq.





                                     B-2-10

     If to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as such holder furnishes by notice given in accordance with this Section 9.

     10. Governing Law; Venue; Waiver Of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the State of Texas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of Dallas, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company hereby waives all rights to a trial by jury.

     11.  Miscellaneous.

         (a) Amendments. Except as provided in Section 7(h) hereof, this Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

         (b) Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         (d) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant.

         (e) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant,



                                     B-2-11
but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

         (f) In addition to any other rights available to a holder hereof, if the Company fails to deliver to the holder hereof a certificate representing Warrant Shares by the tenth Business Day after the date on which delivery of such certificate is required by this Warrant, and if after such fifth Business Day the holder hereof purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder hereof of the Warrant Shares that the holder hereof anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the holder hereof requests and in the discretion of the holder hereof, either (i) pay cash to the holder hereof in an amount equal to the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the holder hereof a certificate or certificates representing such Common Stock and pay cash to the holder hereof in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate. Notwithstanding anything to the contrary, this Section 11(f) shall not apply if the Company fails to timely perform due to the Transfer Agent's failure to timely deliver the certificates or otherwise effect the issuance in accordance with the instructions from the Company.

         (g) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder hereof to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder hereof or any other Person of any obligation to the Company or any violation or alleged violation of law by the holder hereof or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the holder hereof in connection with the issuance of Warrant Shares. Nothing herein shall limit a right of the holder hereof to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





                                     B-2-12

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                    SIMTEK CORPORATION


                                    By:
                                         ---------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                            ------------------------------------




























                                    B-2-13

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the holder in order to Exercise the Warrant)

         To:      Simtek Corporation
                  4250 Buckingham Dr., Suite 100
                  Colorado Springs, CO 80907
                  Telephone No.: (719) 531-9444
                  Telecopier No.: (719) 531-9481
                  Attention: Douglas M. Mitchell, President


The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock, $.01 par vale per share, of SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), and tenders herewith payment of the Exercise Price in full, in the amount of $_____________, in cash, by certified bank check or by wire transfer of immediately available funds for the account of the Company or exercises this Warrant pursuant to the "cashless exercise" provisions thereof; and

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC Transfer").

     In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

     The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:
        ----------------       -------------------------------------------------
                               Signature of Holder


                               -------------------------------------------------
                               Name of Holder (Print)
                               Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:

Name of Assignee                   Address                          No of Shares
----------------                   -------                          ------------



and hereby irrevocably constitutes and appoints ________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____

In the presence of

-----------------------------------

                               Name: ____________________________


                                     Signature: _______________________
                                     Title of Signing Officer or Agent (if any):

                                                --------------------------------
                                     Address:
                                                --------------------------------

                                                --------------------------------


                                     Note: The above signature should correspond
                                           exactly with the name on the face of
                                           the within Warrant.

                                   EXHIBIT B-3

                          FORM OF $1.00 PENALTY WARRANT

VOID AFTER 5:00 P.M., COLORADO TIME,
ON ________________________



NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE registration requirements of those laws. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.



Date: _____________________

                               SIMTEK CORPORATION
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, _____________________________, or its registered assigns, is entitled to purchase from SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), _________________ fully paid and nonassessable shares of the Company's common stock, $0.01 par value (the "Common Stock"), at an exercise price per share (the "Exercise Price") of $1.00. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other Warrants of the Company issued pursuant to that certain Securities Purchase Agreement, dated as of November 7, 2003, by and among the Company and the other signatories thereto (the "Securities Purchase Agreement").



                                     B-3-1

     This Warrant is subject to the following terms, provisions and conditions:

     1. (a) Manner of Exercise; Issuance of Certificates. Subject to the provisions hereof, including, without limitation, the limitations contained in
Section 7 hereof, this Warrant may be exercised at any time during the Exercise Period by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company by 5 p.m. Colorado time on any Business Day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above or, if such day is not a Business Day, on the next succeeding Business Day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) Business Days, after this Warrant shall have been so exercised (the "Delivery Period"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     (b) Payment of Exercise Price. The holder shall pay the Exercise Price in immediately available funds; provided, however, if a registration statement has not become effective (as described in Section 5(h) of the Securities Purchase Agreement) and is not effective at the time holder exercises this Warrant, the holder hereof may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the holder hereof the number of Warrant Shares determined as follows:



                                     B-3-2

                    X = Y [(A-B)/A]
         where:
                    X = the number of Warrant Shares to be issued to the holder.

                    Y = the number of Warrant Shares with
                    respect to which this Warrant is
                    being exercised.

                    A = the average of the Closing Prices
                    for the five trading days immediately
                    prior to (but not including) the
                    Exercise Date.

                    B = the Exercise Price.

     For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the holder hereof, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

     2. Period of Exercise. Except as set forth in Section 7(h) below, this Warrant may be exercised at any time or from time to time (an "Exercise Date") during the period (the "Exercise Period") beginning on (a) the date hereof and ending (b) at 5:00 p.m., Colorado time, on the fifth annual anniversary of the date of original issuance hereof. Notwithstanding anything to the contrary herein, the Exercise Period shall be extended one (1) day for each day following the Effective Date that the holder hereof may not sell shares under the registration statement described in Section 5(h) of the Securities Purchase Agreement or pursuant to Rule 144 under the Securities Act if the holder effected a "cashless exercise" of this Warrant pursuant to Section 1(b), in each case only if and only to the extent such inability to sell is the result of the Company's breach of its registration obligations set forth in the Securities Purchase Agreement or obligations with respect to resales of Warrant Shares under Rule 144 of the Securities Act.

     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

         (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances (except for restrictions existing under applicable securities laws).

         (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 7(h) hereof).

         (c) Listing. The Company has secured the listing of the shares of Common Stock issuable upon exercise of or otherwise pursuant to this Warrant



                                     B-3-3
upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of or otherwise pursuant to this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of or otherwise pursuant to this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

         (d) Intentionally Deleted.

         (e) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

         (f) Blue Sky Laws. The Company shall, on or before (or, to the extent permitted by applicable law, after) the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant within twenty (20) days of such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

     4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrants, shall be subject to adjustment from time to time as provided in this Section 4.

     In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

         (a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

         (b) Intentionally Deleted.




                                     B-3-4

         (c) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4 other than a Company Reduction as defined in Section 4(l), the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased or decreased to equal the quotient obtained by dividing (i) the product of (A) the Exercise Price in effect immediately prior to such adjustment, multiplied by (B) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, by (ii) the adjusted Exercise Price.

         (d) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance of all or substantially all of its assets, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to cause the provisions of this Section 4 thereafter to be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire. If a transaction constitutes or results in a Change of Control, then at the request of the holder hereof delivered before the 90th day after such transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the holder of this Warrant for a purchase price, payable in cash within five (5) Business Days after such request (or, if later, on the effective date of such transaction), equal to the Black-Scholes value of the remaining unexercised portion of this Warrant on the date of such request. For the purposes of this Section, "Change of Control" means the consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company that is initiated by a member of the Company's management (but not a Rule 13e-3 transaction initiated by the holder of this Warrant, any of its affiliates or any officers, directors or managers of such holder or its affiliates).

         (e) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (other than cash) (or rights to acquire its assets (other than cash)) to all holders of Common Stock as a partial liquidating dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time during the Exercise Period, then, upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, the holder of this Warrant shall be entitled to receive its



                                     B-3-5
pro-rata amount of such assets (or such rights) as would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

         (f) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price other than a Company Reduction as defined in Section 4(l), then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

         (g) Minimum Adjustment of the Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

         (h) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

         (i)  Other Notices. In case at any time:

              (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

              (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

              (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

              (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization,



                                     B-3-6
reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least fifteen (15) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company may publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder of this Warrant.

         (j) Certain Events. If, at any time during the Exercise Period, any event occurs of the type contemplated by the adjustment provisions of this
Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(f) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

         (k)  Certain Definitions.

              (i) "Business Day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

              (ii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(d) hereof, the stock or other securities or property provided for in such Section.

              (iii) "Principal Market" means the Over-the-Counter Bulletin Board or, if the Common Stock is not traded on the Over-the-Counter Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

         (l) Adjustment of Exercise Price by the Company. To the extent permitted by applicable law, the Company at any time shall have the right to reduce the Exercise Price (a "Company Reduction") by any amount for any period of time; provided that the conditions of this Section 4(l) are satisfied. The Company may exercise its right to Company Reduction by delivering to each holder of the Warrants written notice (a "Company Reduction Notice") at least fifteen
(15) Business Days prior to the first day of the Company Reduction Period (as defined below). The Company Reduction Notice shall state the reduced Exercise Price (the "Alternative Exercise Price") and the period (the "Company Reduction



                                     B-3-7

Period") during which the Alternative Exercise Price will be in effect, which Company Reduction Period must be at least fifteen (15) Business Days in duration. A Company Reduction Notice shall be irrevocable. The Exercise Price shall be adjusted upon the expiration of the Company Reduction Period to the Exercise Price that otherwise would then be in effect if the Company Reduction had not occurred. Notwithstanding anything to the contrary in this Section 4(l), the Alternative Exercise Price shall at no time be greater than the Exercise Price that otherwise would be in effect during such Company Reduction Period if such Company Reduction had not occurred.

     5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

     6. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7.  Transfer, Exchange, Redemption and Replacement of Warrant.

         (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable in whole or in part, at any one time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e) below; provided, however, that any transfer or assignment shall be subject to the conditions set forth herein and to the provisions of Sections 3(e) and 3(f) of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in
Section 8 hereof are assignable only in accordance with the provisions of
Section 5(h) of the Securities Purchase Agreement.

         (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

         (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of



                                     B-3-8
this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

         (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided, that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

         (g) Intentionally Deleted.

         (h) Limitation on Number of Warrant Shares. Notwithstanding any provision hereof to the contrary, the Company shall not be obligated to issue any Warrant Shares upon exercise of the Warrants if the issuance of such shares would exceed that number of shares which the Company may issue upon exercise of the Warrants (the "Exchange Cap") without breaching the Company's obligations under the rules and regulations of the Principal Market, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Principal Market (or any successor rule or regulation) for issuances of Shares in excess of such amount. Until such approval is obtained, no purchaser of the Warrants pursuant to the Securities Purchase Agreement (the "Purchasers") shall be issued, upon



                                     B-3-9
exercise of the Warrants, Shares in an amount greater than the product of (i) the Exchange Cap amount then in effect multiplied by (ii) a fraction, the numerator of which is the number of shares of Common Stock issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate number of shares of Common Stock issued to all Purchases pursuant to the Securities Purchase Agreement (the "Cap Allocation Amount"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Warrants, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. In the event that any holder of the Warrants shall convert and exercise, as the case may be, all of such holder's Warrants into a number of Shares which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of Shares actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Warrants on a pro rata basis in proportion to the number of Shares then issuable under the Warrants then held by each such holder. The restrictions contained in this Section 7(h) may not be amended without the consent of the holder of this Warrant and the holders of a majority of the Company's outstanding Common Stock (excluding the holder of this Warrant to the extent (and only to the extent) at the record date for determining stockholders entitled to vote thereon, such holder holds any of the Company's Common Stock purchased pursuant to the Securities Purchase Agreement or upon exercise of the any Warrants sold thereunder).

     8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) are entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in Section 5(h) of the Securities Purchase Agreement, including the right to assign such rights to certain assignees, as set forth therein.

     9. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           Simtek Corporation
                           4250 Buckingham Dr., Suite 100
                           Colorado Springs, CO 80907
                           Telephone No.: (719) 531-9444
                           Telecopier No.: (719) 531-9481
                           Attention: Douglas M. Mitchell, President




                                     B-3-10

                           With a copy to:

                           Holme Roberts & Owen LLP
                           1700 Lincoln Street, Suite 4100
                           Denver, CO 80203-4100
                           Telephone No.:  (303) 861-7000
                           Telecopier No.:  (303) 866-0200
                           Attention:  Garth B. Jensen, Esq.

If to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as such holder furnishes by notice given in accordance with this Section 9.

     10. Governing Law; Venue; Waiver Of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the State of Texas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of Dallas, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company hereby waives all rights to a trial by jury.

     11.  Miscellaneous.

         (a) Amendments. Except as provided in Section 7(h) hereof, this Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

         (b) Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.



                                     B-3-11

(d) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant.

         (e) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

         (f) In addition to any other rights available to a holder hereof, if the Company fails to deliver to the holder hereof a certificate representing Warrant Shares by the tenth Business Day after the date on which delivery of such certificate is required by this Warrant, and if after such fifth Business Day the holder hereof purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder hereof of the Warrant Shares that the holder hereof anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the holder hereof requests and in the discretion of the holder hereof, either (i) pay cash to the holder hereof in an amount equal to the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the holder hereof a certificate or certificates representing such Common Stock and pay cash to the holder hereof in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate. Notwithstanding anything to the contrary, this Section 11(f) shall not apply if the Company fails to timely perform due to the Transfer Agent's failure to timely deliver the certificates or otherwise effect the issuance in accordance with the instructions from the Company.

         (g) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder hereof to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged



                                     B-3-12
breach by the holder hereof or any other Person of any obligation to the Company or any violation or alleged violation of law by the holder hereof or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the holder hereof in connection with the issuance of Warrant Shares. Nothing herein shall limit a right of the holder hereof to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.


         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

































                                     B-3-13

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                    SIMTEK CORPORATION


                                    By:
                                         ---------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                            ------------------------------------







































                                     B-3-14

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the holder in order to Exercise the Warrant)

         To:      Simtek Corporation
                  4250 Buckingham Dr., Suite 100
                  Colorado Springs, CO 80907
                  Telephone No.: (719) 531-9444
                  Telecopier No.: (719) 531-9481
                  Attention: Douglas M. Mitchell, President


The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock, $.01 par vale per share, of SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), and tenders herewith payment of the Exercise Price in full, in the amount of $_____________, in cash, by certified bank check or by wire transfer of immediately available funds for the account of the Company or exercises this Warrant pursuant to the "cashless exercise" provisions thereof; and

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.


     The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC Transfer").

     In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

     The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:
        ----------------       -------------------------------------------------
                               Signature of Holder


                               -------------------------------------------------
                               Name of Holder (Print)
                               Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:

Name of Assignee                   Address                          No of Shares
----------------                   -------                          ------------



and hereby irrevocably constitutes and appoints ________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____

In the presence of

-----------------------------

                               Name: ____________________________


                                     Signature: _______________________
                                     Title of Signing Officer or Agent (if any):

                                                --------------------------------
                                     Address:
                                                --------------------------------

                                                --------------------------------


                                     Note: The above signature should correspond
                                           exactly with the name on the face of
                                           the within Warrant.

                                    EXHIBIT C

                           TRANSFER AGENT INSTRUCTIONS














































                                      C-1